               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)         November 15, 2000
                                                    --------------------------

                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)

             DELAWARE                          000-24387                             52-2080967
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
(State or other jurisdiction of          (Commission File Number)            (I.R.S. Employer
 incorporation or organization)                                             Identification No.)


             84 INVERNESS CIRCLE EAST
               ENGLEWOOD, COLORADO                             80112
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number:  (303) 706-0800
                                --------------

Former name or former address, if changed since last report:  Not Applicable
                                                              --------------

                         NAVIGANT INTERNATIONAL, INC.

                                   FORM 8-K

                               NOVEMBER 27, 2000


ITEM 5.   OTHER EVENTS
----------------------

     On November 15, 2000, Navigant International, Inc. (the "Registrant") authorized the issuance and sale of $80,000,000 aggregate principal amount of its 9.84% Senior Secured Notes ("Notes") due November 15, 2006. The Notes are substantially identical to the form of Exhibit 10.1, differing only in principal amount and purchaser. Proceeds from the sale of Notes will be utilized to pay down the outstanding balance on the Registrant's Revolving Credit Agreement.


(a)  Exhibits

     10.1 Form of Note Purchase Agreement, 9.84% Senior Secured Notes due November 15, 2006.

     10.2    Schedule of Omitted Documents and Omitted Details.



             SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date:  November 27, 2000.


                           NAVIGANT INTERNATIONAL, INC.
                           a Delaware corporation


                           By: /s/ Robert C. Griffith
                              --------------------------------------------------
                              Name:  Robert C. Griffith
                              Title: Chief Financial Officer and Treasurer
                                     (Principal Financial and Accounting Officer